EXHIBIT 21

State of
Incorporation or
Subsidiary Name	Organization
1841 Columbia Road Custodian LLC	Delaware
1841 Columbia Road LLC	Delaware
AICP LLC	Delaware
Aircond Corporation	Delaware
Alban Towers, L.L.C.	Delaware
AMERITON Properties Incorporated	Maryland
API Barrington Hills, LLC	Delaware
API Chauncey Ranch LLC	Delaware
API Columbia Town Center LLC	Delaware
API CTC LLC	Delaware
API Genesis Park LLC	Delaware
API Hibiscus LLC	Delaware
API Jefferson Park LLC	Delaware
API Methuen LLC	Delaware
API Mission North LLC	Delaware
API Multifamily Properties I LLC	Delaware
API Verandahs B LLC	Delaware
API Verandahs GP1 LLC	Delaware
API Verandahs GP2 LLC	Delaware
Archstone Financial Services LLC	Delaware
Archstone Foundation	Colorado
Archstone Management Services Incorporated	Delaware
Archstone Property Investment Incorporated	Delaware
Archstone Property Investment LLC	Delaware
Archstone Property Management (California) Incorporated	Delaware
Archstone Property Management LLC	Delaware
Archstone Vinnin Square LLC	Delaware
Archstone-Smith Communities LLC	Delaware
ASN Bowie LLC	Delaware
ASN Calabasas I LLC	Delaware
ASN Calabasas II LLC	Delaware
ASN Cambridge LLC	Delaware
ASN Charles Daniels LLC	Delaware
ASN Cypress Cove LLC	Delaware
ASN Esplanade at Park Center LLC	Delaware
ASN Estancia LLC	Delaware
ASN Fairfax Corner LLC	Delaware
ASN Gresham Commons LLC	Delaware
ASN Lakeshore East LLC (fka SPH Lakeshore East LLC)	Delaware
ASN Las Flores LLC	Delaware
ASN Maple Leaf (Office) LLC	Delaware
ASN Maple Leaf Member LLC	Delaware
ASN Marina Del Rey LLC	Delaware
ASN Meadow Wood LLC	Delaware
ASN Miramar Lakes LLC	Delaware
ASN Multifamily Limited Partnership	Delaware
ASN Newport Crossing LLC	Delaware
ASN Northgate LLC	Delaware
ASN P&M Realty LLC	Delaware
ASN Park Essex LLC	Delaware
ASN Park Place LLC	Delaware
ASN Presidio View LLC	Delaware
ASN RH Member LLC	Delaware
ASN Richardson Highlands LLC	Delaware
ASN Rockville LLC	Delaware
ASN Roosevelt Center LLC	Delaware
ASN Santa Monica LLC	Delaware

State of
Incorporation or
Subsidiary Name	Organization
ASN Saybrooke LLC	Delaware
ASN Sonoma LLC	Delaware
ASN StoneRidge LLC	Delaware
ASN StoneRidge Manager LLC	Delaware
ASN Studio City LLC	Delaware
ASN Sussex Commons LLC	Delaware
ASN Technologies, Inc.	Delaware
ASN Ventura LLC	Delaware
ASN Villa Redondo LLC	Delaware
ASN Warner Center LLC	Delaware
ASN Washington Boulevard LLC	Delaware
ASN Watertown LLC	Delaware
ASN West End LLC	Delaware
ASN-Dakota Ridge, LLC	Delaware
ASN-Massachusetts Holdings (1) LLC	Delaware
ASN-Massachusetts Holdings (2) LLC	Delaware
ASN-Massachusetts Holdings (3) LLC	Delaware
ASN-Massachusetts Holdings (4) LLC	Delaware
ASN-Massachusetts Holdings (5) LLC	Delaware
ASN-Pinnacle LLC	Delaware
ASN-SAL Holdings LLC	Delaware
ASN-San Diego LLC	Delaware
ASN-SCP Utah Holdings 4 LLC	Delaware
ASN-SCP Utah Holdings 5 LLC	Delaware
ASN-Washington Holdings (1) LLC	Delaware
ASN-Wendemere, LLC	Delaware
Boca East LLC	Delaware
Brandywine Apartments of Maryland, LLC	Delaware
Briar Meadows Apartments LLC	Delaware
Casco Dunwoody LLC	Delaware
Casco GP LLC	Delaware
Casco Properties LP	Delaware
Casco Property Trust LLC	Delaware
Casco TN GP Inc.	Delaware
Casco TN LP	Delaware
Courthouse Hill L.L.C.	Delaware
Dearborn/Delaware Associates L.P.	Delaware
First Herndon Associates L.P.	Delaware
First Multifamily Properties LLC	Delaware
Heather Ridge Apartments Business Trust	Maryland
Heather Ridge Apartments Incorporated	Maryland
Interlocken Apartments, LLC	Delaware
Katahdin GP LLC	Delaware
Katahdin Properties LP	Delaware
Katahdin Property Trust LLC	Delaware
Kentlands Village Apartments LLC (Business Trust??)	Delaware
Las Palmas, L.L.C.	Delaware
Metropolitan Acquisition Finance L.P.	Delaware
Milestone Apartments Business Trust	Maryland
MIV (1) LLC	Delaware
MIV (2) LLC	Delaware
Monadnock Property Trust, LLC	Delaware
Monadnock Texas LP	Texas
Monterey Ranch Residential and Commercial Community Property Owners Association, Inc.	Texas
MP North Carolina GP Inc.	Delaware
MP North Carolina LP	Delaware
Mt. San Cierra L.L.C.	Arizona

State of
Incorporation or
Subsidiary Name	Organization
NEC Tatum & Bell Owners’ Association, Inc.	Arizona
Panorama Insurance Ltd.	Delaware
Pollard Gardens I L.L.C.	Virginia
PTR-California Holdings (1) LLC	Delaware
PTR-California Holdings (3) LLC	Delaware
PTR-Colorado (1), LLC	Colorado
Renaissance Manager, LLC	Delaware
Rosedale Commons, LLC	Delaware
Saddle Rock Apartments LLC	Delaware
SCA Florida Holdings (2) LLC	Delaware
SCA North Carolina Limited Partnership	Delaware
SCA-North Carolina (1) LLC	Delaware
SCA-North Carolina (2) LLC	Delaware
Second Multifamily Properties Limited Partnership	Delaware
Second Multifamily Properties LLC	Delaware
Security Capital Atlantic Multifamily LLC	Delaware
Sienna Project LLC	Delaware
Smith Employment Service L.P.	Delaware
Smith Property Holdings 2000 Commonwealth L.L.C.	Delaware
Smith Property Holdings 4411 Connecticut Avenue LLC	Delaware
Smith Property Holdings Alban Towers L.L.C.	Delaware
Smith Property Holdings Alban Towers Two, L.L.C.	Delaware
Smith Property Holdings Aventura A L.L.C.	Delaware
Smith Property Holdings Aventura B L.L.C.	Delaware
Smith Property Holdings Aventura C L.L.C.	Delaware
Smith Property Holdings Ballston Place LLC	Delaware
Smith Property Holdings Buchanan House L.L.C.	Delaware
Smith Property Holdings Columbia Road L.P.	Delaware
Smith Property Holdings Concord L.L.C.	Delaware
Smith Property Holdings Consulate L.L.C.	Delaware
Smith Property Holdings Cronin’s Landing L.P.	Massachusetts
Smith Property Holdings Crystal Houses L.L.C.	Delaware
Smith Property Holdings Crystal Plaza L.L.C.	Delaware
Smith Property Holdings Crystal Towers L.P.	Delaware
Smith Property Holdings Dearborn Place Manager L.L.C.	Delaware
Smith Property Holdings Five (D.C.) L.P.	Delaware
Smith Property Holdings Five L.P.	Delaware
Smith Property Holdings Four L.P.	Delaware
Smith Property Holdings Harbor House L.L.C.	Delaware
Smith Property Holdings Harbour House South, LLC	Delaware
Smith Property Holdings Illinois Center L.L.C.	Delaware
Smith Property Holdings Kenmore L.P.	Delaware
Smith Property Holdings Lakeshore East LLC (a.k.a. ASN Lakeshore East LLC)	Delaware
Smith Property Holdings Lincoln Towers L.L.C.	Virginia
Smith Property Holdings McClurg Court L.L.C.	Delaware
Smith Property Holdings New River L.L.C.	Delaware
Smith Property Holdings One (D.C.) L.P.	Delaware
Smith Property Holdings One East Delaware L.L.C.	Delaware
Smith Property Holdings One L.P.	Delaware
Smith Property Holdings Parc Vista L.L.C.	Delaware
Smith Property Holdings Plaza 440 LLC	Delaware
Smith Property Holdings Plaza 440 Manager L.L.C.	Delaware
Smith Property Holdings Reston Landing L.L.C.	Delaware
Smith Property Holdings Sagamore Towers L.L.C.	Delaware
Smith Property Holdings Seven L.P.	Delaware
Smith Property Holdings Six (D.C.) L.P.	Delaware
Smith Property Holdings Six L.P.	Delaware

State of
Incorporation or
Subsidiary Name	Organization
Smith Property Holdings South Beach Towers L.L.C.	Delaware
Smith Property Holdings Springfield L.L.C.	Delaware
Smith Property Holdings Sunset Pointe 3 L.L.C.	Delaware
Smith Property Holdings Sunset Pointe Court L.L.C.	Delaware
Smith Property Holdings Sunset Pointe North L.L.C.	Delaware
Smith Property Holdings Sunset Pointe South L.L.C.	Delaware
Smith Property Holdings Sunset Pointe West L.L.C.	Delaware
Smith Property Holdings Superior Place L.L.C.	Delaware
Smith Property Holdings Three (D.C.) L.P.	Delaware
Smith Property Holdings Three L.P.	Delaware
Smith Property Holdings Two (D.C.) L.P.	Delaware
Smith Property Holdings Two L.P.	Delaware
Smith Property Holdings Van Ness L.P.	Delaware
Smith Property Holdings Water Park Towers L.L.C.	Delaware
Smith Property Holdings Wilson L.L.C.	Delaware
Smith Realty Company	Maryland
SMP GP LLC	Delaware
SPH Springfield Station L.L.C.	Delaware
Technology Value Partners	Colorado
Tewksbury Apartments LLC	Delaware
Texas GP Properties LLC	Delaware
The 1841 Columbia Road Revocable Grantor Trust	Delaware
Turtle Run at Coral Springs L.L.C.	Delaware
Van Dorn Apartments LLC	Delaware
Westminster Estates, LLC	Delaware

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